                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934




                       Date of Report:  September 6, 2000
                       (Date of earliest event reported)

                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)



          Virginia                       001-08489               54-1229715
(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)



                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

        On September 6, 2000, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, as Representatives of the Underwriters named in the Underwriting Agreement, for the sale of $200, million aggregate principal amount of the Company's 7.40% Series D Remarketable Notes due 2012, $250, million aggregate principal amount of the Company's 7.82% Series E Remarketable Notes due 2014 and $250, million aggregate principal amount of the Company's Floating Rate Series F Remarketable Notes due 2012. Such Remarketable Notes, which are designated the 7.40% Series D Remarketable Notes due 2012, 7.82% Series E Remarketable Notes due 2014 and the Floating Rate Series F Remarketable Notes due 2012, are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on January 6, 2000 (Registration No. 333-93187). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

        Copies of a form of fixed rate remarketable note supplemental indenture, pursuant to which the 7.40% Series D Remarketable Notes Due 2012 and 7.82% Series E Remarketable Notes Due 2014 will be issued, and a form of floating rate remarketable note supplemental indenture, pursuant to which the Floating Rate Series F Remarketable Notes Due 2012 will be issued, are filed as Exhibits 4.2 and 4.3, respectively, to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Underwriting Agreement, dated September 6, 2000, between the Company and Banc of America Securities LLC and Morgan Stanley & Co. Incorporated., as Representatives of the Underwriters named in the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of fixed rate remarketable note supplemental indenture to the Senior Indenture pursuant to which the 7.40% Series D Remarketable Notes Due 2012 and 7.82% Series E Remarketable Notes Due 2014 will be issued. The form of fixed rate remarketable note for the 7.40% Series D Remarketable Notes Due 2012 and 7.82% Series E Remarketable Notes Due 2014 is included as Exhibit A to the form of fixed rate remarketable note supplemental indenture (filed herewith).

4.3 Form of floating rate remarketable note supplemental indenture to the Senior Indenture pursuant to which the Floating Rate Series F Remarketable Notes Due 2012 will be issued. The form of floating rate remarketable note for the Floating Rate Series F Remarketable Notes Due 2012 is included as Exhibit A to the form of floating rate remarketable note supplemental indenture (filed herewith).

8    Tax opinion of McGuireWoods LLP (filed herewith).

12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated July 10, 2000 (File No. 001-08489)).

23   Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit
     8.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      DOMINION RESOURCES, INC.
                                      Registrant


                                        /s/ James P. Carney
                                        ---------------------------------
                                              James P. Carney
                                              Assistant Treasurer



Date: September 8, 2000

                                  EXHIBIT LIST


1 Underwriting Agreement, dated September 6, 2000, between the Company and Banc of America Securities LLC and Morgan Stanley & Co. Incorporated., as Representatives of the Underwriters named in the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of fixed rate remarketable note supplemental indenture to the Senior Indenture pursuant to which the 7.40% Series D Remarketable Notes Due 2012 and 7.82% Series E Remarketable Notes Due 2014 will be issued. The form of fixed rate remarketable note for the 7.40% Series D Remarketable Notes Due 2012 and 7.82% Series E Remarketable Notes Due 2014 is included as Exhibit A to the form of fixed rate remarketable note supplemental indenture (filed herewith).

4.3 Form of floating rate remarketable note supplemental indenture to the Senior Indenture pursuant to which the Floating Rate Series F Remarketable Notes Due 2012 will be issued. The form of floating rate remarketable note for the Floating Rate Series F Remarketable Notes Due 2012 is included as Exhibit A to the form of floating rate remarketable note supplemental indenture (filed herewith).

8    Tax opinion of McGuireWoods LLP (filed herewith).

12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated July 10, 2000 (File No. 001-08489)).

23   Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit
     8.